UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 8, 2005

ALLIANCE GAMING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	88-0104066
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd. Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 270-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.                                  Regulation FD Disclosure.

On November 8, 2005, Alliance Gaming Corporation (the “Company”) issued a press release regarding its unaudited financial results for the quarter and fiscal year ended June 30, 2005 and unaudited restated results for the comparative prior periods.  A copy of this press release was filed on November 9, 2005 with the Securities and Exchange Commission on Form 8-K.  On November 8, 2005, the Company also held a conference call that was broadcast online through the Company’s website.  A transcript of the conference call presentation is attached as Exhibit 99.1 to this report.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the United States Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(c)   Exhibits

(99.1)                   Transcript of Alliance Gaming Corporation’s Earnings Conference Call held on November 8, 2005, at 4:30 PM ET.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLIANCE GAMING CORPORATION

By:	/s/ Steven M. Des Champs
Steven M. Des Champs
Senior Vice President and Chief Financial Officer

Dated: November 9, 2005